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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
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Servicer Certificate
Distribution Date:                                                   06/20/97

Investor Certificateholder Floating Allocation Percentage         96.45%
Investor Certificateholder Fixed Allocation Percentage       97.90%
Aggregate Amount of  Collections         11,212,282.76
Aggregate Amount of  Interest Collections     3,138,287.92
Aggregate Amount of  Principal Collections      8,073,994.84
Class A Interest Collections         3,026,724.92
Class A Principal Collections           7,291,730.19
Seller Interest Collections               111,563.00
Seller Principal Collections            782,264.65
Weighted Average Loan Rate              14.19%
Net Loan Rate    13.19%
Weighted Average Maximum Loan Rate         20.07%
Class A-1 Certificate Rate       5.91%
Maximum Investor Certificate Rate       13.19%
Class A-1 Certificate Interest Distributed       1,248,584.06
Class A-1 Investor Certificate Interest Shortfall before Policy Draw  0.00
Unpaid Class A-1 Certificate Interest Shortfall Received    0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining          0.00
Unpaid Class A-1 Carryover Interest Amount          0.00
Class A-2 Certificate Rate       5.94%
Maximum Investor Certificate Rate       13.19%
Class A-2 Certificate Interest Distributed   55,205.73
Class A-2 Investor Certificate Interest Shortfall before Policy Draw    0.00
Unpaid Class A-2 Certificate Interest Shortfall Received 0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining       0.00
Unpaid Class A-2 Carryover Interest Amount         0.00
Maximum Principal Dist. Amount (MPDA)          7,904,804.28
Alternative Principal Dist. Amount (APDA)     7,291,730.19
Rapid Amortization Period? (Y=1, N=0)    0.00
Scheduled Principal  Distribution Amount (SPDA)         7,291,730.19
Principal  allocable to Class A-1       6,984,595.22
Principal allocable to Class A-2      307,134.97
SPDA deposited to Funding Account       0.00
Accelerated Principal Distribution Amount         0.00
APDA allocable to Class A-1        0.00
APDA allocable to Class A-2            0.00
Reimbursement to Credit Enhancer          0.00
Reduction in Certificate Principal Balance due to Current Class A-1
 Liquidation Loss Amount                                       452,801.97
Reduction in Certificate Principal Balance due to Current Class A-2
 Liquidation Loss Amount                                        19,911.15
Cumulative Investor Liquidation Loss Amount          472,713.12
Total Principal allocable to A-1        7,437,397.19
Total Principal allocable to A-2       327,046.12
Beginning Class A-1 Certificate Principal Balance        245,445,380.45
Beginning Class A-2 Certificate Principal Balance       10,792,909.18
Ending Class A-1 Certificate Principal Balance  238,007,983.26
Ending Class A-2 Certificate Principal Balance   10,465,863.06
Class A-1 Factor                0.5232957
Class A-2 Factor         0.5232932
Pool Factor (PF)           0.5374673

Retransfer Deposit Amount     0.00
Servicing Fees Distributed      215,550.73
Beg. Accrued and Unpaid Inv. Servicing Fees           0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd        0.00
End. Accrued and Unpaid Inv. Servicing Fees         0.00
Aggregate Investor Liquidation Loss Amount    472,713.12
Investor Loss Reduction Amount          0.00
Beginning Pool Balance   268,195,039.75
Ending Pool Balance       260,412,217.78
Beginning Invested Amount       258,660,876.63
Ending Invested Amount   250,896,433.32
Beginning Seller Principal Balance   9,534,163.12
Ending Seller Principal Balance       9,515,784.46
Additional Balances   782,264.65
Beginning Funding Account Balance         0.00
Ending Funding Account Balance         0.00
Ending Funding Account Balance %(before any purchase of Subsequent Loans)0.00%
Principal Balance of Subsequent Loans    0.00
Beginning Reserve Account Balance      1,211,294.00
Ending Reserve Account Balance     1,211,294.00
Beginning Seller Interest        3.2563%
Ending Seller's Interest    3.6541%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts     533
     Trust Balance     17,432,048.53
   60 - 89 days (Del Stat 2)
     No. of Accounts       134
     Trust Balance       4,393,749.55
   90+ days (Del Stat 3+)
     No. of Accounts     327
     Trust Balance   10,684,997.70
   270+ days (Del Stat 9+)
     No. of Accounts     117
     Trust Balance    3,777,819.73
   REO
     No. of Accounts      30
     Trust Balance    893,634.64
Rapid Amortization Event ?       No
   Failure to make payment within 5 Business Days of Required Date ?      No
   Failure to perform covenant relating to Trust's Security Interest ?      No
   Failure to perform other covenants as described in the Agreement ?      No
   Breach of Representation or Warranty ?      No
   Bankruptcy, Insolvency or Receivership relating to Seller ?    No
   Subject to Investment Company Act of 1940 Regulation ?     No
   Servicing Termination ?        No
Event of Default ?      No
   Failure by Servicer to make payment within 5 Bus. Days of Required Date? No Failure by Servicer to perform covenant relating to Trust's Security
    Interest ?    No
   Failure by Servicer to perform other covenants as described in the
    Agreement?      No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer ?    No
   Trigger Event ?      No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)        N/A
Premium Distributed to Credit Enhancer    0.00
Amount Distributed to Seller   893,827.65
Master Servicer Credit Facility Amount       0.00
Guaranteed Principal Distribution Amount      0.00
Credit Enhancement Draw Amount             0.00
Application of Available Funds
     Aggregate Amount of Collections      11,212,282.76
    Deposit for principal not used to purchase subsequent loans
     Servicing Fee      215,550.73
     Prinicpal and Interest to Class A-1   8,685,981.25
     Prinicpal and Interest to Class A-2      382,251.85
     Seller's portion of Principal and Interest     893,827.65
     Funds deposited into Funding Account (Net)    0.00
     Funds deposited into Spread  Account       0.00
     Excess funds released to Seller   1,034,671.28
     Total        11,212,282.76


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer





































Statement to Certificateholders
Distribution Date:                 06/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage            96.4451%
Class A Certificateholder Fixed Allocation Percentage     97.9045%
Beginning Class A-1 Certificate Balance    245,445,380.45
Beginning Class A-2 Certificate Balance       10,792,909.18
Class A-1 Certificate Rate              5.90750%
Class A-2 Certificate Rate              5.94000%
Class A-1 Certificate Interest Distributed                2.745197
Class A-2 Certificate Interest Distributed               2.760287
Class A-1 Certificate Interest Shortfall Distributed               0.000000
Class A-2 Certificate Interest Shortfall Distributed      0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall         0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall     0.000000
Rapid Amortization Event ?        No
Class A-1 Certificate Principal Distributed     16.352217
Class A-2 Certificate Principal Distributed       16.352306
   Maximum Principal Distribution Amount         16.647827
   Scheduled Principal  Distribution Amount (SPDA)    15.356669
   Accelerated Principal Distribution Amount           0.000000
   Aggregate Investor Liquidation Loss Amount Distributed           0.995552
Total Amount Distributed to Certificateholders      18.102501
Principal Collections deposited into Funding Account        0.00
Ending Funding Account Balance        0.00
Ending Class A-1 Certificate Balance    238,007,983.26
Ending Class A-2 Certificate Balance            10,465,863.06
Class A-1 Factor           0.5232957
Class A-2 Factor       0.5232932
Pool Factor (PF)      0.5374673
Unreimbursed Liquidation Loss Amount                0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount           0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount   0.00
Class A Servicing Fee            215,550.73
Beginning Invested Amount          258,660,876.63
Ending Invested Amount     250,896,433.32
Beginning Pool Balance    268,195,039.75
Ending Pool Balance             260,412,217.78
Credit Enhancement Draw Amount           0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts         533
     Trust Balance     17,432,048.53
   60 - 89 days (Del Stat 2)
     No. of Accounts    134
     Trust Balance     4,393,749.55
   90+ days (Del Stat 3+)
     No. of Accounts              327
     Trust Balance         10,684,997.70
   REO
     No. of Accounts           30
     Trust Balance       893,634.64
Aggregate Liquidation Loss Amount for Liquidated Loans      324,973.00
Class A-1 Certificate Rate for Next Distribution Date     To be updated
Class A-2 Certificate Rate for Next Distribution Date     To be updated
Amount of any Draws on the Policy                 0.00
Subsequent Mortgage Loans
     No. of Accounts          0.00
     Trust Balance         0.00